Exhibit 99.906 CERT

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of Global X Funds, with respect to the registrant’s Form N-CSRS for the period ended April 30, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: July 09, 2018

/s/ Luis Berruga
Luis Berruga
Chief Financial Officer

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President of Global X Funds, with respect to the registrant’s Form N-CSRS for the period ended April 30, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: July 09, 2018

/s/ Luis Berruga
Luis Berruga
President